UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 30, 2009

NEOPROBE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On May 6, 2009, Neoprobe Corporation (the “Company”) issued a press release regarding its consolidated financial results for the first quarter ended March 31, 2009.  A copy of the Company’s May 6, 2009, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K, including exhibit 99.1 hereto, shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 3.03.   Material Modification to Rights of Security Holders.

On April 30, 2009, the Company filed the First Amended and Restated Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series A 8% Cumulative Convertible Preferred Stock (the “First Amended Certificate”) with the Delaware Secretary of State. The First Amended Certificate became effective on April 30, 2009.

On March 31, 2009, the Company entered into an agreement (the “Agreement,” previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 31, 2009) with Platinum-Montaur Life Sciences, LLC (“Montaur”) to modify terms related to the calculation of dividend payments and the timing of delivery of interest and dividend payments due to Montaur under various financing agreements between the two parties that may be paid in shares of common stock of the Company (“Common Stock”). Pursuant to the terms of the Agreement, the Company has modified the terms of the original Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of the Company’s Series A 8% Cumulative Convertible Preferred Stock (the “Original Certificate,” previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed January 2, 2008) to: (1) provide that any shares of Common Stock delivered as payment of dividends on the Series A 8% Cumulative Convertible Preferred Stock shall be valued by reference to 90% of the average VWAP (as defined in the First Amended Certificate) for the five Trading Days (as defined in the First Amended Certificate) immediately preceding the date of payment; (2) provide that the physical delivery of a certificate representing shares of Common Stock issued in payment of dividends at any time up to two business days after the relevant dividend payment date shall be deemed timely delivered; and (3) delete language from Section 2(b) of the Original Certificate which required that any shares of Common Stock delivered as payment of dividends pursuant to the terms of the Original Certificate be delivered to the holders via DWAC (as defined in the First Amended Certificate) no later than the relevant dividend payment date.

The foregoing description of the First Amended Certificate is qualified in its entirety by reference to the full text of the First Amended Certificate, a copy of which is attached hereto as Exhibit 4.1 and which is incorporated herein in its entirety by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained above in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

4.1	First Amended and Restated Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series A 8% Cumulative Convertible Preferred Stock.

99.1	Neoprobe Corporation press release dated May 6, 2009, entitled “Neoprobe Announces First Quarter Results.”

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof.  Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: May 6, 2009	By:	/s/ Brent L. Larson
Brent L. Larson, Vice President, Finance and Chief Financial Officer